Exhibit 10.44
SEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT dated as of April 19, 2011 (the “Amendment”) is entered into among Ebix, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of February 12, 2010 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to Credit Agreement.
(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Initial Term Loan” has the meaning specified in Section 2.01(b).
“Second Term Loan” has the meaning specified in Section 2.01(b).
“Seventh Amendment Effective Date” means April 19, 2011.
(b) The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate amount of the Aggregate Revolving Commitments in effect on the Seventh Amendment Effective Date is THIRTY FIVE MILLION DOLLARS ($35,000,000).
(c) The pricing grid in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

	Consolidated	Commitment	Eurodollar	Base Rate
Pricing Tier	Leverage Ratio	Fee	Rate Loans	Loans
1	<1.0:1.0	0.25%	1.50%	0.50%
2	> 1.0:1.0 but <1.5:1.0	0.375%	1.75%	0.75%
3	> 1.5:1.0 but < 2.0:1.0	0.45%	2.00%	1.00%
4	> 2.0:1.0	0.55%	2.50%	1.50%

(d) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Maturity Date” means April 19, 2014.
(e) The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Term Loan” means the collective reference to the Initial Term Loan and the Second Term Loan.
(f) The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Second Term Loan to the Borrower pursuant to Section 2.01(b), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate amount of the Term Loan Commitments of all of the Lenders as in effect on the Seventh Amendment Effective Date is SIXTEEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($16,250,000).
(g) Clause (viii) in the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
(viii) the aggregate consideration (including cash and non-cash consideration, any assumption of Indebtedness, deferred purchase price and any Earn-Out Obligations) paid by the Loan Parties for all such Acquisitions shall not exceed $30,000,000 from the Seventh Amendment Effective Date through the Maturity Date.
(h) Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:
(b) On the Closing Date, the Lenders made available to the Borrower a term loan in Dollars in an aggregate principal amount equal to Ten Million Dollars ($10,000,000). As of the Seventh Amendment Effective Date, the outstanding principal amount of such Loan equals Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) (the “Initial Term Loan”). Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Second Term Loan”) to the Borrower in Dollars on the Seventh Amendment Effective Date in an amount not to exceed such Lender’s Term Loan Commitment. After giving effect to the Second Amendment Term Loan on the Seventh Amendment Effective Date, the aggregate principal amount of the Term Loan outstanding will be $20,000,000. Amounts repaid or prepaid on the Term Loan may not be reborrowed. The Term Loan may consist of Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.
(i) Section 2.02(f) of the Credit Agreement is hereby deleted from the Credit Agreement in its entirety.

(j) Section 2.05(b) of the Credit Agreement is hereby amended to read as follows:
(b) Term Loan. The Borrower shall repay the outstanding principal amount of the Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.03), unless accelerated sooner pursuant to Section 9.02:

Principal Amortization
Payment Dates	Payment

June 30, 2011	$1,666,666.60
September 30, 2011	$1,666,666.60
December 31, 2011	$1,666,666.60
March 31, 2012	$1,666,666.60
June 30, 2012	$1,666,666.60
September 30, 2012	$1,666,666.60
December 31, 2012	$1,666,666.60
March 31, 2013	$1,666,666.60
June 30, 2013	$1,666,666.60
September 30, 2013	$1,666,666.60
December 31, 2013	$1,666,666.60
Maturity Date	Outstanding Principal Balance of Term Loan
(k) Section 8.11(c) of the Credit Agreement is hereby amended to read as follows:
(c) Consolidated EBITDA. Commencing with the fiscal quarter ending March 31, 2011, permit Consolidated EBITDA as of the end of any period of four consecutive fiscal quarters of the Borrower to be less than $46,700,000.
(l) Schedule 2.01 of the Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.
2. Conditions Precedent. This Amendment shall be effective upon the satisfaction of the following conditions precedent:
(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent;
(b) Receipt by the Administrative Agent of the following:
(i) certificate from a secretary or assistant secretary of each Loan Party that the Organization Documents of each Loan Party delivered on the Closing Date have not been changed or otherwise amended since the Closing Date;

(ii) such certificates of resolutions or other action of each Loan Party as the Administrative Agent may require evidencing the authority of each Loan Party to enter into this Amendment; and
(iii) such documents and certifications as the Administrative Agent may require to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation; and
(c) Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof in form and substance satisfactory to the Administrative Agent.
3. Miscellaneous.
(a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c) The Borrowers and the Guarantors hereby represent and warrant as follows:
(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EBIX, INC., a Delaware corporation
	By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President

GUARANTORS:	EBIX INTERNATIONAL LLC, a Delaware limited liability company
	By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President

EBIX INSURANCE AGENCY, INC., an Illinois corporation
	By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President

EBIXLIFE INC., a Utah corporation
	By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President

EBIX.COM, INTERNATIONAL, INC., a Delaware corporation
	By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President

EBIX BPO DIVISION — SAN DIEGO, a California corporation
	By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President

JENQUEST, INC., a California corporation
By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President

ACCLAMATION SYSTEMS, INC., a Pennsylvania corporation
By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President

E-Z DATA ACQUISITION SUB, LLC, a California limited liability company
By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President

PEAK PERFORMANCE SOLUTIONS, INC., a Delaware corporation
By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President

FACTS SERVICES, INC., a Florida corporation
By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President

FINETRE CORPORATION, an Indiana corporation
By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Thomas M. Paulk
		Name:	Thomas M. Paulk
		Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender
	By:	/s/ Thomas M. Paulk
		Name:	Thomas M. Paulk
		Title:	Senior Vice President

Schedule 2.01
Commitments and Applicable Percentages

		Applicable
		Percentage of		Applicable
	Revolving	Revolving	Term Loan	Percentage of Term
Lender	Commitment	Commitment	Commitment	Loan Commitment
Bank of America, N.A.	$35,000,000	100.000000000%	$16,250,000	100.000000000%
Total	$35,000,000	100.000000000%	$16,250,000	100.000000000%